UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 13, 2004

Date of Report (Date of earliest event reported)

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-5664	84-0835164

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132

(Address of principal executive offices)	(Zip Code)

303-573-1660

(Registrant’s telephone number, including area code)

Item 2. Regulation FD Disclosure
SIGNATURES
INDEX TO EXHIBITS
Press Release

Item 2. Regulation FD Disclosure

The following information is furnished pursuant to Item 2 “Acquisition or Disposition of Assets.”

On April 13, 2004, Royal Gold, Inc. and Capital Gold announced that they had discontinued royalty financing discussions for the El Chanate Gold project. The information contained in the press release is incorporated herein by reference and is filed as Exhibit 99.1 hereto.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc. (Registrant)
By:	/s/ Karen Gross
	Name:	Karen Gross
	Title:	Vice President & Corporate Secretary

Dated: April 14, 2004

3

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated April 13, 2004, “Royal Gold and Capital Gold Discontinue Royalty Financing Discussions for the El Chanate Gold Project.”

4